UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 3, 2015

PROPEL MEDIA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-55360	47-2133177
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

525 Washington Blvd, Suite 2620, Jersey City, New Jersey 07310

(Address of Principal Executive Offices) (Zip Code)

(201) 539-2200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Item 1.01      Entry into a Material Definitive Agreement.

On February 3, 2015, Propel Media, Inc. (formerly known as Kitara Holdco Corp.) (the “Company”) entered into indemnification agreements (the “Indemnification Agreements”) with each of Jared Pobre, the Company’s Executive Chairman of the Board; Robert Regular, a member of the Company’s board of directors and the Company’s Chief Executive Officer; Marv Tseu, a member of the Company’s board of directors and the Company’s President; Jonathan J. Ledecky and Sam Humphreys, each a member of the Company’s board of directors; David Shapiro, the Company’s Chief Corporate Development Officer, General Counsel and Secretary; and certain other officers of the Company and its subsidiaries (together, the “Indemnitees”). Under the Indemnification Agreements, the Company will indemnify, and advance expenses to, each Indemnitee to the fullest extent permitted by applicable law. Each Indemnitee will be entitled to such indemnification if, by reason of his or her service as a director, officer, employee, agent or fiduciary of the Company (or certain other related entities), he or she is made party to, or is threatened to be made party to, any proceeding. Each Indemnitee will be entitled to such advances for any expenses incurred by or on behalf of the Indemnitee in connection with any proceeding. The Company will also indemnify each Indemnitee against all expenses actually and reasonably incurred by him or her or on his or her behalf to the extent he or she is witnesses in any proceeding by reason of such service.

The foregoing description of the Indemnification Agreements is qualified in its entirety by reference to the full text of the form of the agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01      Other Events.

On February 4, 2015, the Company announced that it had changed its name from “Kitara Holdco Corp.” to “Propel Media, Inc.” and that its common stock will trade under the symbol “PROM.”

A copy of the press release announcing the new name and symbol is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01      Financial Statements, Pro Forma Financial Information and Exhibits.

            (d)      Exhibits:

Exhibit	Description

10.1	Form of Indemnification Agreement.

99.1	Press release dated February 4, 2015.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2015

PROPEL MEDIA, INC.

By:	/s/ Robert Regular
Name: Robert Regular
Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit	Description

10.1	Form of Indemnification Agreement.

99.1	Press release dated February 4, 2015.

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